EXHIBIT 4.1

[FACE OF CERTIFICATE]

NUMBER
SHR
ORDINARY SHARES

                         [SHAMIR OPTICAL INDUSTRY LOGO]
               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

                                                               CUSIP M83683 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

is the owner of

    FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF, PAR VALUE NIS 0.01 PER
                                    SHARE OF

Shamir Optical Industry Ltd. (hereinafter called the "Company") transferable on the books of the Company by the Registered Holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Association and amendments thereto of the Company.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Amir Hai                                                  /s/ Giora Ben-Zeev
CHIEF FINANCIAL OFFICER          [SEAL]         CHIEF EXECUTIVE OFFICER DIRECTOR


COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY) TRANSFER AGENT
AND REGISTRAR
AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common   UNIF GIFT MIN ACT -  ______ Custodian ______
TEN ENT -  as tenants by the                           (Cust)           (Minor)
           entireties
JT TEN -   as joint tenants with                       under Uniform Gifts
           right of survivorship                       to Minors
           and not as                                  Act__________
           tenants in common                               (State)


     Additional abbreviations may also be used though not in the above list.

     For value received, _________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
of the Ordinary Shares represented by the within Certificate, and does hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated__________________

             ___________________________________________________________________
     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
             WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.